OMB APPROVAL
OMB Number:	3235-0570
Expires:	August 31, 2011
Estimated average burden
hours per response:	18.9

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-22144

ING Infrastructure, Industrials and Materials Fund

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange

Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: February 28

Date of reporting period: August 31, 2010

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Semi-Annual Report

August 31, 2010

ING Infrastructure, Industrials and Materials Fund

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

FUNDS

Go Paperless with E-Delivery!

Sign up now for on-line prospectuses, fund reports, and proxy statements. In less than five minutes, you can help reduce paper mail and lower fund costs.

Just go to www.ingfunds.com, click on the E-Delivery icon from the home page, follow the directions and complete the quick 5 Steps to Enroll.

You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.ingfunds.com and (3) on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Fund. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Dear Shareholder,

ING Infrastructure, Industrials and Materials Fund (the “Fund”) is a diversified, closed-end management investment company whose shares are traded on the New York Stock Exchange under the symbol “IDE.” The Fund’s investment objective is total return through a combination of current income, capital gains and capital appreciation.

The Fund will seek to achieve its investment objective by investing in companies that own and/or operate infrastructure facilities in the infrastructure sector, and in a broad range of companies, principally in the industrials and materials sector that ING Investment Management Co. (the “Sub-Adviser”) believes will benefit from the building, renovation, expansion and utilization of infrastructure.

For the six month period ended August 31, 2010, the Fund made quarterly total distributions of $0.90 per share, including net investment income of $0.11 per share, capital gains of $0.01 per share and return of capital of $0.78 per share. Based on net asset value (“NAV”), the Fund had a total return of (1.79)% for the six months ended August 31, 2010(1). This NAV return reflects a decrease in its NAV from $19.20 on February 28, 2010 to $17.96 on August 31, 2010. Based on its share price as of August 31, 2010, the Fund provided a total return of (14.70)% for the six months ended August 31, 2010(2). This share price return reflects a decrease in its share price from $20.00 on February 28, 2010 to $16.25 on August 31, 2010. The Fund intends to implement a level distribution strategy and make regular quarterly distributions to shareholders based on the past and projected performance of the Fund.

At ING Funds our mission is to set the standard in helping our clients manage their financial future. We seek to assist you and your financial advisor by offering a range of global investment solutions. We invite you to visit our website at www.ingfunds.com. Here you will find information on our products and services, including current market data and fund statistics on our open- and closed-end funds. You will see that we offer a broad variety of equity, fixed income and multi-asset funds that aim to fulfill a variety of investor needs.

We thank you for trusting ING Funds with your investment assets, and we look forward to serving you in the months and years ahead.

Sincerely,

Shaun P. Mathews

President

ING Funds

October 8, 2010

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice. International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

For more complete information, or to obtain a prospectus for any ING Fund, please call your Investment Professional or the Fund’s Shareholder Service Department at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

(1)

Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends, capital gain distributions, and return of capital distributions/allocations, if any, in accordance with the provisions of the dividend reinvestment plan. Total investment return at net asset value is not annualized for periods less than one year.

(2)

Total investment return at market value measures the change in the market value of your investment assuming reinvestment of dividends, capital gain distributions, and return of capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan. Total investment return at market value is not annualized for periods less than one year.

MARKET PERSPECTIVE:  SIX MONTHS ENDED AUGUST 31, 2010

Our previous fiscal year ended near the anniversary of March 9, 2009, when global equities in the form of the MSCI World IndexSM measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below), touched levels last seen six years earlier. From that low point, the index was 58% higher as the new fiscal year started and continued to rise through mid April 2010. But from there a confluence of local and global concerns sent prices on a downward path. For the six months to August 31, 2010 global equities fell 3.35%. (The MSCI World IndexSM fell 3.48% for the six months ended August 31, 2010, measured in U.S. dollars.) In currencies, the dollar gained 7.3% against the euro, but lost 4.7% to the yen and 1.8% against the pound.

The 12-month rally in equities had become increasingly edgy. The rescue of failing institutions by governments and central banks in Europe and the U.S., together with unprecedented fiscal and monetary stimulus to counter the ensuing recession, had led to enormous, unsustainable budget deficits. Not only would stimulus programs end, but debt would need to be wound down.

Beacons of hope in this rather bleak outlook were the United States and emerging markets, centered on China. The U.S. with its vast, dynamic, flexible economy would surely bounce back most quickly in the developed world and generate global economic activity. Emerging market economies, much more fiscally robust these days, had never suffered much of a financial crisis and recession anyway and were again showing vibrant growth. The demand for capital goods from China might sustain Japan’s export led revival, while in Europe, growth may be tepid but at least the situation was stable.

By early May all of these premises were disintegrating, the erosion gathering pace over the summer, as attention lurched from one economic statistic to the next.

In the U.S., the critical housing market seemed to be improving, boosted by tax credits for home buyers. After sliding for more than three years, house prices (based on the S&P/Case-Shiller 20-City Composite Home Price Index), finally showed year-over-year increases from February. But when the credits expired, sales of new and existing homes slumped to multi-year low levels. Prices would surely follow. Unemployment remained stubbornly high, near 10%, barely scratched by new private sector jobs only averaging about 50,000 per month. Gross Domestic Product (“GDP”) growth in the second quarter of 2010 decelerated to 1.6% annualized. In July testimony, Federal Reserve Chairman Bernanke referred to an “unusually uncertain” outlook, exactly what investors didn’t want to hear and three weeks later the Federal Open Market Committee formally downgraded its assessment for the U.S. economy. Record low Treasury bond yields in the U.S., Germany and the U.K. in August were compelling evidence to some commentators that developed economies were on the cusp of a second recession.

China’s version of a recession was to grow at “only” 9.1% in 2009. In response, the government instructed the banks to expand lending. They did so and first quarter GDP growth rebounded to 11.9%. But inflation picked up and a housing bubble developed. The authorities quickly back-pedaled and repeatedly raised banks’ reserve ratio requirements while tightening the rules on mortgage issuance. Second quarter GDP growth slipped to 10.3% and by the end of

August the official Chinese manufacturing purchasing managers suggested the slowest activity in 17 months. The unofficial version compiled by HSBC signaled contraction.

In the Eurozone, default on billions of euro of Greece’s maturing bonds loomed. Amid downgrades, ballooning yields, fears of contagion and doubts about the viability of the euro itself, Eurozone countries dithered until, at last in May, finance ministers and the International Monetary Fund agreed on a Financial Stabilization “mechanism” funded with up to €750 billion. The European Central Bank (“ECB”) started buying the worst-affected countries’ sovereign debt, much of it held in the vulnerable European banking system. The new mechanism and positive results from some rather soft stress testing on banks in July seemed to calm nerves. But uncertainty remained: August ended with a gaping 9.48% spread between the yields on Greek and German 10-year bonds.

U.S. equities, represented by the S&P 500® Index including dividends, fell 4.04% in the first half of the fiscal year. Early economic data were, on balance, favorable, with stock prices also supported by strong earnings reports. First quarter operating earnings per share for S&P 500® companies were, on average, about 92% above those for the corresponding quarter of 2009. By April 23, 2010 the index was up over 10% and at the high point for 2010, before factors described above drove investor sentiment and the market back down amid surging volatility.

In international markets, the MSCI Japan® Index sagged 9.72% for the six months through August. Apparently impressive 1.1% quarterly GDP growth in the first quarter was heavily exports-dependent and gave way to a barely perceptible 0.1% in the second, with domestic demand and consumer prices falling. The MSCI Europe ex UK® Index fell just 0.05%. The sovereign debt trauma subsided after it became clear that the ECB stood behind the banking system, and stress testing on the latter at least revealed no new problems. In the meantime, GDP grew 1.0% in the second quarter. The MSCI UK® Index slipped 0.61%, but excluding BP would have risen about 2%. Having suffered during the sovereign debt crisis due to the U.K.’s own 11% budget deficit, investors seemed to take heart from the newly elected coalition government’s aggressively austere budget that would reduce the deficit to 3.9% by 2015. Supporting this was the return to profit of most banks and second quarter GDP growth of 1.2%.

Parentheses denote a negative number.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI All Country World® Index	A free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.

ING INFRASTRUCTURE, INDUSTRIALS AND MATERIALS FUND	PORTFOLIO MANAGERS’ REPORT

Country Allocation

as of August 31, 2010

(as a percent of net assets)

United States	42.1%
United Kingdom	10.3%
Germany	8.3%
France	5.5%
Brazil	5.1%
Hong Kong	3.3%
Luxembourg	3.0%
Ireland	2.9%
Netherlands	2.2%
Canada	1.9%
South Korea	1.6%
Countries between 1.4% — 1.5%(1)	5.9%
Countries less than 1.4%(2)	7.2%
Other Assets and Liabilities — Net*	0.7%

Net Assets	100.0%

*	Includes short-term investments related to ING Institutional Prime Money Market Fund — Class I.
(1)	Includes four countries, which each represents 1.4% — 1.5% of net assets.
(2)	Includes seven countries, which each represents less than 1.4% of net assets.

Portfolio holdings are subject to change daily.

ING Infrastructure, Industrials and Materials Fund (the “Fund”) seeks total return through a combination of current income, capital gains and capital appreciation.

The Fund will seek to achieve its investment objective by investing in companies that own and/or operate infrastructure facilities in the infrastructure sector, and in a broad range of companies, principally in the industrials and materials sectors, that the Sub-Adviser believes will benefit from the building, renovation, expansion and utilization of infrastructure.

The Fund is managed by Christopher Corapi, Martin Jansen, Brian Madonick, Joseph Vultaggio, Paul Zemsky, Frank van Etten and David Powers, Portfolio Managers, ING Investment Management Co. — the Sub-Adviser.*

Equity Portfolio Construction: Under normal market conditions, the Fund will seek to achieve its investment objective by investing at least 80% of its managed assets in the equity securities of, or derivatives having economic characteristics similar to the equity securities of, issuers in three broad market sectors — infrastructure, industrials and materials.

The Sub-Adviser seeks to construct a diversified equity portfolio of 60 to 100 equity securities, with a focus on companies that will potentially benefit from increased government and private spending in six areas: power, construction, materials, communications, transportation and water.

The Sub-Adviser has constructed a broad universe of approximately 1500 global companies that operate in industries which are related to its six investment areas. The Sub-Adviser will seek to identify, through bottom-up fundamental research, companies that it believes to be undervalued relative to their business fundamentals and outlook, and whose revenues or growth in revenues are driven by infrastructure spending.

The Sub-Adviser seeks to invest in companies with the following characteristics:

1.	Good growth prospects
2.	Resilient earnings potential across market cycles
3.	Disciplined capital allocation management
4.	Strong competitive position

Options Strategy: Under normal market conditions, the Fund will also seek to secure gains and enhance the stability of returns over a market cycle by writing (selling) call options on either (1) the value of subsets of stocks in its portfolio or (2) selected equity securities held in its portfolio, generally comprised of a portion of the Fund’s large-capitalization holdings.

•

The underlying value against which such calls will be written may vary depending on the cash flow requirements of the portfolio and on the Sub-Adviser’s assessment of market conditions, generally within a range of 15% to 50%.

•

The Fund expects initially to write (sell) call options primarily with shorter maturities (typically ten days to three months until expiration) generally, “at-the-money” or “near-the-money”, in the over-the-counter markets with major international banks, broker-dealers and financial institutions. The Fund may also write (sell) call options on selected indices and/or exchange traded funds (“ETFs”).

Performance: Based on net asset value (“NAV”) as of August 31, 2010, the Fund provided a total return of (1.79)% for the six month period. This NAV return reflects a decrease in the Fund’s NAV from $19.20 on February 28, 2010 to $17.96 on August 31, 2010, including the reinvestment of $0.90 per share in quarterly total distributions, including net investment income of $0.11 per share, capital gains of $0.01 per share and a return of capital of $0.78 per share. Based on its share price as of August 31, 2010, the Fund provided a total return of (14.70)% for the six month period. This share price return reflects a decrease in its share price from $20.00 on February 28, 2010 to $16.25 on August 31, 2010, including the reinvestment of $0.90 per share in quarterly total distributions, including net investment income of $0.11 per share, capital gains of $0.01 per share and a return of capital of $0.78 per share. The Fund is not benchmarked to an index but uses the MSCI All Country World IndexSM(1) as a reference index. The MSCI All Country World® Index, returned (2.39)% over the same period. As of August 31, 2010, the Fund had 19,805,000 shares outstanding.

Market Review: Stronger global equity markets through late April were followed by a sharp sell-off as the European sovereign debt crisis escalated, which raised concerns that the global economic recovery could be derailed. In June the markets stabilized, followed by a recovery, which resulted in a loss for the reference index over the review period.

Top Ten Holdings

as of August 31, 2010

(as a percent of net assets)

Anglo American PLC	2.5%
United Parcel Service, Inc. - Class B	2.4%
Caterpillar, Inc.	2.4%
Vodafone Group PLC	2.3%
Fluor Corp.	2.3%
Deere & Co.	2.2%
European Aeronautic Defence and Space Co. NV	2.2%
CenterPoint Energy, Inc.	2.1%
Honeywell International, Inc.	2.0%
Schlumberger Ltd.	2.0%

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING INFRASTRUCTURE, INDUSTRIALS AND MATERIALS FUND

Equity Portfolio: In a volatile quarter, the equity portfolio’s return lagged that of the opportunity set from which it selects securities. The Fund’s regional positioning detracted from results, due largely to underweighting a relatively strong developed-Asia ex-Japan and overweighting a weak Europe, where a sharply lower euro reduced the outcome for U.S. based investors. Positioning within the industrials sector had a material positive impact, but security selection in energy detracted. Based upon the six themes according to which the Fund stratifies its investment universe (communications, construction, food and water, materials, power and transportation), stock selection detracted in the power and food and water themes, but added value in construction, communications and transportation.

Options Portfolio: To supplement its distributions, the Fund writes call options on a portion of the larger cap stocks in the portfolio. These individual options are grouped in a number of baskets and are sold and settled on this basis. Equity market volatility as measured by the VIX index rose significantly in May and June as markets retreated in the wake of the euro zone crisis, but fell thereafter as markets recovered. The options were sold at or near the money with maturity averaging one month, as most value could be obtained there. In a choppy period which ended essentially unchanged, the premiums received fell marginally short the amounts to be settled, with the result that the options activities detracted from performance. The coverage ratio was maintained in the 30-35% range.

Current Outlook & Strategy: Despite economic and market volatility, the developed world, in our opinion, appears to be on track for positive, albeit muted economic growth. The emerging economies continue to grow strongly and have an acute need (as well as the financial resources) to accelerate infrastructure development. We believe companies linked to infrastructure development continue to be well-positioned for above average growth in a global market where secular growth in the developed world is relatively scarce. We believe market volatility is likely to remain above average, which may continue to be reflected in levels of premiums the Fund receives on its call writing activities.

*	Effective July 15, 2010, Martin Jansen was added as a portfolio manager to the Fund. Effective September 30, 2010, Frank van Etten was added as a portfolio manager to the Fund.

Portfolio holdings and characteristic are subject to change and may not be representative of current holdings and characteristics.

Performance data represents past performance and is no guarantee of future results.

An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

STATEMENT OF ASSETS AND LIABILITIES AS OF AUGUST 31, 2010 (UNAUDITED)

ASSETS:
Investments in securities at value*	$353,414,278
Short-term investments in affiliates**	3,510,000
Cash	1,590
Dividends and interest receivable	902,461

Total assets	357,828,329

LIABILITIES:
Payable to affiliates	341,467
Payable for trustees fees	5,362
Other accrued expenses and liabilities	160,582
Written options, at fair value ^	1,611,607

Total liabilities	2,119,018

NET ASSETS (equivalent to $17.96 per share on 19,805,000 shares outstanding)	$355,709,311

NET ASSETS WERE COMPRISED OF:
Paid-in capital—shares of beneficial interest at $0.01 par value (unlimited shares authorized)	$362,068,497
Undistributed net investment income	477,489
Accumulated net realized loss	(550,004)
Net unrealized depreciation	(6,286,671)

NET ASSETS	$355,709,311

* Cost of investments in securities	$361,873,109
** Cost of short-term investments in affiliates	$3,510,000
^ Premiums received on written options	$3,787,279

See Accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED AUGUST 31, 2010 (UNAUDITED)

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$5,027,159

Total investment income	5,027,159

EXPENSES:
Investment management fees	1,880,244
Transfer agent fees	16,689
Administrative service fees	188,022
Shareholder reporting expense	53,024
Professional fees	32,261
Custody and accounting expense	54,728
Trustees fees	7,821
Miscellaneous expense	24,724

Total expenses	2,257,513
Net waived and reimbursed fees	(3,207)

Net expenses	2,254,306

Net investment income	2,772,853

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	2,515,294
Foreign currency related transactions	(49,942)
Written options	(1,704,677)

Net realized gain	760,675

Net change in unrealized appreciation or depreciation on:
Investments	(10,985,540)
Foreign currency related transactions	(4,707)
Written options	835,824

Net change in unrealized appreciation or depreciation	(10,154,423)

Net realized and unrealized loss	(9,393,748)

Decrease in net assets resulting from operations	$(6,620,895)

* Foreign taxes withheld	$476,396
(1) Dividends from affiliates	$8,006

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	Six Months Ended August 31, 2010	January 26, 2010(1) to February 28, 2010
FROM OPERATIONS:
Net investment income (loss)	$2,772,853	$(35,396)
Net realized gain (loss)	760,675	(1,165,650)
Net change in unrealized appreciation or depreciation	(10,154,423)	3,867,752

Increase (decrease) in net assets resulting from operations	(6,620,895)	2,666,706

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(2,259,968)	—
Net realized gains	(145,029)	—
Return of capital	(15,419,503)	—

Total distributions	(17,824,500)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares(2)(3)	24,778,000	352,710,000

Net increase in net assets resulting from capital share transactions	24,778,000	352,710,000

Net increase in net assets	332,605	355,376,706

NET ASSETS:
Beginning of period	355,376,706	—

End of period	$355,709,311	$355,376,706

Undistributed net investment income (accumulated net investment loss) at end of period	$477,489	$(35,396)

(1)	Commencement of operations
(2)	Proceeds from sales of shares net of sales load paid of $16,650,000 and offering costs of $740,000 for the period ending February 28, 2010.
(3)	Proceeds from sales of shares net of sales load paid of $1,170,000 and offering costs of $52,000 for the period ending August 31, 2010.

See Accompanying Notes to Financial Statements

ING INFRASTRUCTURE, INDUSTRIALS AND MATERIALS FUND	FINANCIAL HIGHLIGHTS (UNAUDITED)

Selected data for a share of beneficial interest outstanding throughout the period.

	Six Months ended August 31, 2010	January 26, 2010(1) to February 28, 2010
Per Share Operating Performance:
Net asset value, beginning of period	$19.20	19.06	(2)
Income (loss) from investment operations:
Net investment income (loss)	$0.14	(0.00	)*
Net realized and unrealized gain (loss) on investments	$(0.48)	0.14
Total from investment operations	$(0.34)	0.14
Less distributions from:
Net investment income	$0.11	—
Net realized gains on investments	$0.01	—
Return of capital	$0.78	—
Total distributions	$0.90	—
Net asset value, end of period	$17.96	19.20
Market value, end of period	$16.25	20.00
Total investment return at net asset value(3)%	(1.79)	0.73
Total investment return at market value(4)%	(14.70)	0.00
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$355,709	355,377
Ratios to average net assets:
Gross expenses prior to expense waiver(5)%	1.20	1.42
Net expenses after expense waiver(5)(6)%	1.20 †	1.25	†
Net investment income (loss) after expense waiver(5)(6)%	1.47 †	(0.12	)†
Portfolio turnover rate %	28	2

(1)	Commencement of operations.
(2)	Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share and offering costs of $0.04 per share paid by the shareholder from the $20.00 offering price.
(3)

Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the dividend reinvestment plan. Total investment return at net asset value is not annualized for periods less than one year.

(4)

Total investment return at market value measures the change in the market value of your investment assuming reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan. Total investment return at market value is not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)

The Investment Adviser has entered into a written expense limitation agreement with the Fund under which it will limit the expenses of the Fund (excluding interest, taxes, leverage expenses and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Amount is more than $(0.005).
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio (Note 3).

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2010 (UNAUDITED)

NOTE 1 — ORGANIZATION

ING Infrastructure, Industrials and Materials Fund (the “Fund”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is organized as a Delaware statutory trust.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements, and such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A. Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and equity securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities with more than 60 days to maturity are valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics. Investments in open-end mutual funds are valued at the net asset value. Investments in securities of sufficient credit quality, maturing 60 days or less from date of acquisition are valued at amortized cost which approximates fair value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities that are subject to limitations as to their sale) are valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Fund’s Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Fund calculates its net asset value (“NAV”) may also be valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time the Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the NYSE Euronext (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by the Fund in foreign securities markets. Further, the value of the Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating the Fund’s NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents. If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require the Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time the Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2010 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV.

Options that are traded over-the-counter will be valued using one of three methods: (1) dealer quotes; (2) industry models with objective inputs; or (3) by using a benchmark arrived at by comparing prior-day dealer quotes with the corresponding change in the underlying security or index. Exchange traded options will be valued using the last reported sale. If no last sale is reported, exchange traded options will be valued using an industry accepted model such as “Black Scholes.” Options on currencies purchased by the Fund are valued using industry models with objective inputs at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of over-the-counter options.

Fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included following the Summary Portfolio of Investments.

For the six months ended August 31, 2010, there have been no significant changes to the fair valuation methodologies.

B. Security Transactions and Revenue Recognition. Security transactions are recorded on the trade date. Realized gains or losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Premium amortization and discount accretion are determined using the effective yield method. Dividend income is recorded on the ex-dividend date, or in the case of some foreign dividends, when the information becomes available to the Fund.

C. Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2010 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D. Distributions to Shareholders. The Fund intends to make quarterly distributions from its cash available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, net option premiums and net realized and unrealized gains on investments. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains. Distributions are recorded on the ex-dividend date. Distributions are determined annually in accordance with federal tax principles, which may differ from U.S. generally accepted accounting principles for investment companies.

The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time depending on whether the Fund has gains or losses on the call options written on its portfolio versus gains or losses on the equity securities in the portfolio. Each quarter, the Fund will provide disclosures with distribution payments made that estimate the percentages of that distribution that represent net investment income, other income or capital gains, and return of capital, if any. The final composition of the tax characteristics of the distributions cannot be determined with certainty until after the end of the Fund’s tax year, and will be reported to shareholders at that time. A significant portion of the Fund’s distributions may constitute a return of capital. The amount of quarterly distributions will vary, depending on a number of factors. As portfolio and market conditions change, the rate of dividends on the common shares will change. There can be no assurance that the Fund will be able to declare a dividend in each period.

E. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the

Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

F. Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G. Risk Exposures and the use of Derivative Instruments. The Fund’s investment objectives permit the Fund to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Fund to pursue its objectives more quickly, and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S.

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2010 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer durations, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter durations.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk, the Fund generally enters into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by the Fund and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

The Fund may also enter into collateral agreements with certain counterparties to further mitigate OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to the Fund is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Fund. For purchased OTC options, the Fund bears the risk of loss in the amount of the premiums paid and the change in market value of the options should the counterparty not perform under the contracts. The Fund did not enter into any purchased OTC options during the period ended August 31, 2010.

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2010 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

The Fund has credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s NAV, which could cause the Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Fund’s Master Agreements.

Written options by the Fund do not give rise to counterparty credit risk, as written options obligate the Fund to perform and not the counterparty. As of August 31, 2010, the total value of written OTC call options subject to Master Agreements in a net liability position was $1,611,607. If a contingent feature had been triggered, the Fund could have been required to pay this amount in cash to its counterparties. The Fund did not hold or post collateral for its open written OTC call options at period end.

H. Forward Foreign Currency Contracts. The Fund may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a currency forward contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses on forward foreign currency contracts are included on the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. The Fund did not enter into any forward foreign currency contracts during the period ended August 31, 2010.

I. Options Contracts. The Fund may purchase put and call options and may write (sell) put options and covered call options. The premium received by the Fund upon the writing of a put or call option is included in the Statement of Assets and Liabilities as a liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Fund will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option or purchased put option or the purchase cost of the security for a written put option or a purchased call option is adjusted by the amount of premium received or paid. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

To supplement its dividend income from equity securities, the Fund writes OTC call options on a portion of mostly larger-cap stocks in the portfolio. These individual options are grouped in custom equity basket and are sold and settled on this basis. Please refer to Note 7 for the volume of written OTC call option activity during the period ended August 31, 2010.

J. Indemnifications. In the normal course of business, the Fund may enter into contracts that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

NOTE 3 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

ING Investments, LLC (“ING Investments” or the “Investment Adviser”), an Arizona limited liability company, is the Investment Adviser of the Fund. The Fund pays the Investment Adviser for its services under the investment management agreement (“Management Agreement”), a fee, payable monthly, based on an annual rate of 1.00% of the Fund’s average daily managed assets. For the purposes of the Management Agreement, managed assets are defined as the Fund’s average daily gross asset value, minus the sum of the Fund’s accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2010 (UNAUDITED) (CONTINUED)

NOTE 3 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

(other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding preferred shares). As of August 31, 2010, there were no preferred shares outstanding.

The Investment Adviser entered into a sub-advisory agreement (a “Sub-Advisory Agreement”) with ING Investment Management Co. (“ING IM”). Subject to policies as the Board or the Investment Adviser might determine, ING IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies and limitations.

ING Funds are permitted to invest end-of-day cash balances into ING Institutional Prime Money Market Fund. Investment management fees paid by the Fund will be reduced by an amount equal to the management fees paid indirectly to the ING Institutional Prime Money Market Fund with respect to assets invested by the Fund. For the six months ended August 31, 2010, the Fund waived $3,207 of such management fees. These fees are not subject to recoupment.

ING Funds Services, LLC (the “Administrator”) serves as Administrator to the Fund. The Fund pays the Administrator for its services a fee based on an annual rate of 0.10% of the Fund’s average daily managed assets. The Investment Adviser, ING IM, and the Administrator are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Investment Adviser and its affiliates, would be divested by ING Groep by the end of 2013. While there can be no assurance that it will be carried out, the restructuring plan presents certain risks, including uncertainty about the effect on the businesses of the ING entities that service the Fund and potential termination of the Fund’s existing advisory agreement, which may trigger the need for shareholder approval of new agreements.

NOTE 4 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

As of August 31, 2010, the Fund had the following amounts recorded as payable to affiliates on the accompanying Statement of Assets and Liabilities:

Accrued Investment Management Fees	Accrued Administrative Fees	Total
$310,220	$31,247	$341,467

The Fund has adopted a Retirement Policy (“Policy”) covering independent trustees of the Trust who were trustees on or before May 9, 2007, and who will have served as an independent trustee for at least five years as of the date of their retirement (as that term is defined in the Policy). Benefits under the Policy are based on an annual rate as defined in the Policy.

The Fund has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees as described in the Plan to defer the receipt of all or a portion of the trustees fees payable. Amounts deferred are treated as though invested in various “notional” funds advised by ING Investments until distribution in accordance with the Plan.

NOTE 5 — PURCHASES AND SALES OF INVESTMENT SECURITIES

The cost of purchases and proceeds from sales of investments for the period ended August 31, 2010, excluding short-term securities, were $109,602,769 and $101,900,644, respectively.

NOTE 6 — EXPENSE LIMITATION

The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the Fund under which it will limit the expenses of the Fund, excluding interest, taxes, leverage expenses, and extraordinary expenses to 1.25% of average daily managed assets. The Investment Adviser may at a later date recoup from the Fund fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such reimbursement, the Fund’s expense ratio does not exceed the percentage described above. The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments or the Fund provides written notice of the termination within 90 days of the end of the then current term or upon written termination of the Management Agreement.

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2010 (UNAUDITED) (CONTINUED)

NOTE 6 — EXPENSE LIMITATION (continued)

As of August 31, 2010, the Fund did not have any amounts waived or reimbursed that are subject to recoupment by the Investment Adviser.

NOTE 7 — TRANSACTIONS IN WRITTEN OPTIONS

Written OTC call option activity for the period ended August 31, 2010 was as follows:

	Number of Contracts	Premiums Received
Balance at 02/28/10	$1,107,438	$3,606,870
Options Written	4,776,191	23,171,387
Options Expired	—	—
Options Exercised	—	—
Options Terminated in Closing Purchase Transactions	(5,007,435)	(22,990,978)

Balance at 08/31/10	$876,194	$3,787,279

NOTE 8 — CONCENTRATION OF INVESTMENT RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. The Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Fund and its corresponding risks, see the Fund’s most recent Prospectus and/or the Statement of Additional Information.

Foreign Securities and Emerging Markets. The Fund makes significant investments in foreign securities and securities issued by companies located in countries with emerging markets. Investments in foreign securities may entail risks not present in domestic investments. Since investments in securities are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as from movements in currency, security value and interest rate, all of which could affect the market and/or credit risk of the investments. The risks of investing in foreign securities can be intensified in the case of investments in issuers located in countries with emerging markets.

Leverage. Although the Fund has no current intention to do so, the Fund is authorized to utilize leverage through the issuance of preferred shares and/or borrowings, including the issuance of debt securities. In the event that the Fund determines in the future to utilize investment leverage, there can be no assurance that such a leveraging strategy will be successful during any period in which it is employed.

Infrastructure-Related Investment. Because the Fund invests in infrastructure companies, it has greater exposure to potentially adverse economic, regulatory, political and other changes affecting such companies. Infrastructure companies are subject to a variety of factors that may adversely affect their business or operations including interest rates and costs in connection with capital construction projects, costs associated with environmental and other regulations, the effects of economic slowdowns, surplus capacity, increased competition from other suppliers of services, uncertainties concerning the availability of necessary fuels, energy costs, the effects of energy conservation policies and other factors.

Industrials Sector. The industrials sector can be significantly affected by general economic trends, including employment, economic growth, and interest rates, changes in consumer sentiment and spending, the supply of and demand for specific industrial and energy products or services, commodity prices, legislation, government regulation and spending, import controls, and worldwide competition. Furthermore, a company in the industrials sector can be subject to liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

Materials Sector. The materials sector can be significantly affected by the level and volatility of commodity prices, the exchange value of the dollar, import controls, and worldwide competition. At times, worldwide production of materials has exceeded demand as a result of over-building or economic downturns, which has led to commodity price declines and unit price reductions. Companies in the materials industries can also be adversely affected by liability for environmental damage, depletion of resources, mandated expenditures for safety and pollution control, labor relations, and government regulations.

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2010 (UNAUDITED) (CONTINUED)

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Six Months Ended August 31, 2010	January 26, 2010(1) to February 28, 2010
Number of Shares
Shares sold	1,300,000	18,505,000

Net increase in shares outstanding	1,300,000	18,505,000

$
Shares sold(2)(3)	$24,778,000	$352,710,000

Net increase	$24,778,000	$352,710,000

(1)	Commencement of operations.
(2)	Proceeds from sales of shares net of sales load paid of $16,650,000 and offering costs of $740,000 for the period ending February 28, 2010.
(3)	Proceeds from sales of shares net of sales load paid of $1,170,000 and offering costs of $52,000 for the period ending August 31, 2010.

NOTE 10 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment corporations and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions in the current period will not be determined until after the Fund’s tax year-end of December 31, 2010.

The Fund's major tax jurisdictions are federal and Arizona. The earliest tax year that will be subject to examination by these jurisdictions is the Fund's initial tax year of 2010.

As of August 31, 2010, no provision for income tax is required in the Fund's financial statements; the Fund will have its initial tax period ending December 31, 2010.

NOTE 11 — SUBSEQUENT EVENTS

Dividends: Subsequent to August 31, 2010, the Fund made a distribution of:

Per Share Amount	Declaration Date	Payable Date	Record Date
$0.450	9/20/2010	10/15/2010	10/5/2010

Each quarter, the Fund will provide disclosures with distribution payments made that estimate the percentages of that distribution that represent net investment income, capital gains, and return of capital, if any. At the Fund’s Tax year end, the Fund may re-characterize payments over the course of the year across ordinary income, capital gains, and return of capital, if any. A significant portion of the quarterly distribution payments made by the Fund may constitute a return of capital.

The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

ING INFRASTRUCTURE, INDUSTRIALS AND MATERIALS FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF AUGUST 31, 2010 (UNAUDITED)

Shares		Value	Percent of Net Assets

COMMON STOCK: 98.3%
	Brazil: 4.1%
429,200	All America Latina Logistica S.A.	$3,954,139	1.1
52,900	CPFL Energia S.A. ADR	3,770,712	1.1
259,400	Vale S.A. ADR	6,938,950	1.9
		14,663,801	4.1

	Canada: 1.9%
25,100	Potash Corp. of Saskatchewan	3,695,975	1.0
	Other Securities	3,153,614	0.9
		6,849,589	1.9

	Chile: 1.0%
169,100	Enersis SA ADR	3,720,200	1.0

	China: 1.5%
	Other Securities	5,385,143	1.5

	Finland: 1.0%
107,938	Outotec OYJ	3,621,146	1.0

	France: 5.5%
124,403	Alstom	5,909,799	1.7
185,824	Veolia Environnement	4,321,331	1.2
126,479	Vinci S.A.	5,521,363	1.6
	Other Securities	3,692,219	1.0
		19,444,712	5.5

	Germany: 8.3%
84,900	BASF AG	4,465,383	1.3
374,557	Deutsche Telekom AG	4,920,619	1.4
173,624	E.ON AG	4,873,149	1.4
177,685	GEA Group AG	3,685,112	1.0
71,905	Siemens AG	6,518,038	1.8
182,200	ThyssenKrupp AG	4,976,406	1.4
		29,438,707	8.3

	Hong Kong: 3.3%
105,400	China Mobile Ltd. ADR	5,409,128	1.5
454,300	China Unicom Ltd. ADR	6,296,598	1.8
		11,705,726	3.3

	Ireland: 2.9%
277,472	CRH PLC	4,257,034	1.2
182,500	Ingersoll-Rand PLC	5,936,725	1.7
		10,193,759	2.9

	Italy: 1.0%
	Other Securities	3,480,179	1.0

Shares			Value	Percent of Net Assets

COMMON STOCK: (continued)
		Japan: 1.5%
271,700		Komatsu Ltd.	$5,516,782	1.5

		Luxembourg: 3.0%
168,800		ArcelorMittal	4,883,384	1.4
62,700		Millicom International Cellular S.A.	5,773,416	1.6
			10,656,800	3.0

		Malaysia: 1.1%
1,359,700		Tenaga Nasional BHD	3,831,661	1.1

		Netherlands: 2.2%
352,820	@	European Aeronautic Defence and Space Co. NV	7,739,727	2.2

		Norway: 1.0%
		Other Securities	3,554,878	1.0

		Russia: 1.4%
238,000		Mobile Telesystems Finance SA ADR	4,964,680	1.4

		South Korea: 1.6%
57,673		Posco ADR	5,822,666	1.6

		Spain: 1.1%
199,273		Telvent GIT S.A.	3,778,216	1.1

		Sweden: 1.0%
243,623		Atlas Copco AB - Class A	3,690,926	1.0

		Switzerland: 1.5%
337,165		Xstrata PLC	5,261,580	1.5

		United Kingdom: 10.3%
245,547		Anglo American PLC	8,757,718	2.5
1,006,260		International Power PLC	5,711,175	1.6
131,100		Rio Tinto PLC	6,594,067	1.8
3,490,114		Vodafone Group PLC	8,379,956	2.3
205,850		Weir Group PLC	3,800,929	1.1
		Other Securities	3,456,092	1.0
			36,699,937	10.3

		United States: 42.1%
128,700		Caterpillar, Inc.	8,386,092	2.4
493,800		CenterPoint Energy, Inc.	7,303,302	2.1
88,500		Cummins, Inc.	6,585,285	1.8
122,600		Deere & Co.	7,756,902	2.2

See Accompanying Notes to Financial Statements

ING INFRASTRUCTURE, INDUSTRIALS AND MATERIALS FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF AUGUST 31, 2010 (UNAUDITED) (CONTINUED)

Shares			Value	Percent of Net Assets

COMMON STOCK: (continued)
		United States: (continued)
120,000	S	EI Du Pont de Nemours & Co.	$4,892,400	1.4
186,000		Fluor Corp.	8,306,760	2.3
93,600	S	General Dynamics Corp.	5,229,432	1.5
185,000		Honeywell International, Inc.	7,231,650	2.0
70,900		Joy Global, Inc.	4,022,866	1.1
160,200		National Oilwell Varco, Inc.	6,021,918	1.7
116,400		Peabody Energy Corp.	4,981,920	1.4
301,100	@	Quanta Services, Inc.	5,401,734	1.5
61,800		Roper Industries, Inc.	3,589,344	1.0
107,400	@	SBA Communications Corp.	3,844,920	1.1
130,900		Schlumberger Ltd.	6,980,897	2.0
75,800	@	TransDigm Group, Inc.	4,388,062	1.2
223,400		Trinity Industries, Inc.	3,824,608	1.1
146,200		UGI Corp.	4,035,120	1.1
80,800		Union Pacific Corp.	5,893,552	1.7
133,900		United Parcel Service, Inc. - Class B	8,542,820	2.4
76,200		United Technologies Corp.	4,969,002	1.4
143,900	@	WABCO Holdings, Inc.	5,073,914	1.4
		Other Securities	22,492,310	6.3
			149,754,810	42.1
		Total Common Stock (Cost $357,975,793)	349,775,625	98.3

PREFERRED STOCK: 1.0%
		Brazil: 1.0%
145,600		Usinas Siderurgicas de Minas Gerais S.A.	3,638,653	1.0
		Total Preferred Stock (Cost $3,897,316)	3,638,653	1.0
		Total Long-Term Investments (Cost $361,873,109)	353,414,278	99.3

Shares		Value	Percent of Net Assets

SHORT-TERM INVESTMENTS: 1.0%
	Affiliated Mutual Fund: 1.0%
3,510,000	ING Institutional Prime Money Market Fund - Class I	$3,510,000	1.0
	Total Short-Term Investments (Cost $3,510,000)	3,510,000	1.0

	Total Investments in Securities (Cost $365,383,109)*	$356,924,278	100.3
	Other Assets and Liabilities - Net	(1,214,967)	(0.3)

	Net Assets	$355,709,311	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of August 31, 2010.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security
ADR	American Depositary Receipt
S	All or a portion of this security has been identified by the Fund to cover future collateral requirements for applicable futures, options, swaps, foreign currency contracts and/or when-issued or delayed-delivery securities.
*	Cost for federal income tax purposes is the same as for financial statement purposes.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$19,263,380
Gross Unrealized Depreciation	(27,722,211)

Net Unrealized Depreciation	$(8,458,831)

Industry	Percentage of Net Assets
Energy	6.0%
Industrials	49.5%
Information Technology	1.9%
Materials	19.6%
Telecommunication Services	11.1%
Utilities	11.2%
Short-Term Investments	1.0%
Other Assets and Liabilities - Net	(0.3)%

Net Assets	100.0%

See Accompanying Notes to Financial Statements

ING INFRASTRUCTURE, INDUSTRIALS AND MATERIALS FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF AUGUST 31, 2010 (UNAUDITED) (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of August 31, 2010 in valuing the Fund’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 8/31/2010
Asset Table
Investments, at value
Common Stock*
Brazil	$14,663,801	$—	$—	$14,663,801
Canada	6,849,589	—	—	6,849,589
Chile	3,720,200	—	—	3,720,200
China	—	5,385,143	—	5,385,143
Finland	—	3,621,146	—	3,621,146
France	—	19,444,712	—	19,444,712
Germany	—	29,438,707	—	29,438,707
Hong Kong	11,705,726	—	—	11,705,726
Ireland	5,936,725	4,257,034	—	10,193,759
Italy	—	3,480,179	—	3,480,179
Japan	—	5,516,782	—	5,516,782
Luxembourg	10,656,800	—	—	10,656,800
Malaysia	—	3,831,661	—	3,831,661
Netherlands	—	7,739,727	—	7,739,727
Norway	—	3,554,878	—	3,554,878
Russia	4,964,680	—	—	4,964,680
South Korea	5,822,666	—	—	5,822,666
Spain	3,778,216	—	—	3,778,216
Sweden	—	3,690,926	—	3,690,926
Switzerland	—	5,261,580	—	5,261,580
United Kingdom	—	36,699,937	—	36,699,937
United States	149,754,810	—	—	149,754,810

Total Common Stock	217,853,213	131,922,412	—	349,775,625

Real Estate Investment Trusts	—	—	—	—
Exchange-Traded Funds	—	—	—	—
Mutual Funds	—	—	—	—
Preferred Stock	—	3,638,653	—	3,638,653
Equity-Linked Securities	—	—	—	—
Rights	—	—	—	—
Warrants	—	—	—	—
Positions In Purchased Options	—	—	—	—
Convertible Bonds	—	—	—	—
Corporate Bonds/Notes	—	—	—	—
U.S. Government Agency Obligations	—	—	—	—
U.S. Treasury Obligations	—	—	—	—
Asset-Backed Securities	—	—	—	—
Collateralized Mortgage Obligations	—	—	—	—
Municipal Bonds	—	—	—	—
Other Bonds	—	—	—	—
Structured Products	—	—	—	—
Short-Term Investments	3,510,000	—	—	3,510,000

Total Investments, at value	$221,363,213	$135,561,065	$—	$356,924,278

See Accompanying Notes to Financial Statements

ING INFRASTRUCTURE, INDUSTRIALS AND MATERIALS FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF AUGUST 31, 2010 (UNAUDITED) (CONTINUED)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 8/31/2010
Other Financial Instruments+:
Forward foreign currency contracts	$—	$—	$—	$—
Futures	—	—	—	—
Swaps, at value	—	—	—	—

Total Assets	$221,363,213	$135,561,065	$—	$356,924,278

Liabilities Table
Other Financial Instruments+:
Forward foreign currency contracts	$—	$—	$—	$—
Futures	—	—	—	—
Swaps, at value	—	—	—	—
Written options	—	—	(1,611,607)	(1,611,607)

Total Liabilities	$—	$—	$(1,611,607)	$(1,611,607)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund’s assets and liabilities during the period ended August 31, 2010:

	Beginning Balance 2/28/2010	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 8/31/2010
Liabilities Table
Other Financial Instruments+:
Written options, at fair value	$(2,267,022)	$(3,787,279)	$4,514,802	$—	$(907,932)	$835,824	$—	$—	$(1,611,607)

Total Liabilities	$(2,267,022)	$(3,787,279)	$4,514,802	$—	$(907,932)	$835,824	$—	$—	$(1,611,607)

As of August 31, 2010, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $2,175,672.

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Summary Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Fund. Swaps and written options are reported at their fair value at measurement date.
Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. The Fund’s policy is to recognize transfers between levels at the end of the reporting period.
*	For further breakdown of Common Stock by Industry type, please refer to the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

ING INFRASTRUCTURE, INDUSTRIALS AND MATERIALS FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF AUGUST 31, 2010 (UNAUDITED) (CONTINUED)

Written OTC Call Options

# of Contracts	Counterparty	Description	Expiration Date	Strike Price/Rate		Premiums Received	Fair Value
1	BNP Paribas Bank	Custom Basket of Equity Securities	09/17/10	100.000	EUR	$941,051	$(288,922)
111,205	Goldman Sachs & Co.	Custom Basket of Equity Securities	09/17/10	100.000	GBP	544,101	(466,945)
452,058	Goldman Sachs & Co.	Custom Basket of Equity Securities	09/17/10	99.990	USD	1,328,915	(634,283)
312,930	JP Morgan Chase & Co.	Custom Basket of Equity Securities	09/17/10	100.000	USD	973,212	(221,457)

						$3,787,279	$(1,611,607)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of August 31, 2010 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Written options, at fair value	$1,611,607

Total Liability Derivatives		$1,611,607

The effect of derivative instruments on the Fund’s Statement of Operations for the six months ended August 31, 2010 was as follows:

Derivatives not accounted for as hedging instruments	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Written options
Equity contracts	(1,704,677)

Total	$(1,704,677)

Derivatives not accounted for as hedging instruments	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Written options
Equity contracts	$835,824

Total	$835,824

Supplemental Option Information (Unaudited)

Supplemental Call Option Statistics as of August 31, 2010
% of Total Net Assets against which calls written	35.31%
Average Days to Expiration at time written	28 days
Average Call Moneyness* at time written	ATM
Premium received for calls	$3,787,279
Value of calls	$(1,611,607)

*	“Moneyness” is the term used to describe the relationship between the price of the underlying asset and the option’s exercise or strike price. For example, a call (buy) option is considered “in-the-money” when the value of the underlying asset exceeds the strike price. Conversely, a put (sell) option is considered “in-the-money” when its strike price exceeds the value of the underlying asset. Options are characterized for the purpose of Moneyness as, “in-the-money” (“ITM”), “out-of-the-money” (“OTM”) or “at-the-money” (“ATM”), where the underlying asset value equals the strike price.

See Accompanying Notes to Financial Statements

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

A special meeting of shareholders of the ING Infrastructure, Industrials and Materials Fund was held June 29, 2010, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

Proposal:

1	To elect three members of the Board of Trustees to represent the interests of the holders of Common Shares of the Fund, with all three individuals to serve as Class I Trustees, for a term of three-years, and until the election and qualification of their successors.

	Proposal*	Shares voted for	Shares voted against or withheld	Shares abstained	Total Shares Voted
Common Shares Trustees	John V. Boyer	18,993,392.984	443,571.940		19,436,964.924
	Patricia M. Chardwick	18,991,165.223	445,799.701		19,436,964.924
	Sheryl K. Pressler	18,988,365.223	448,599.701		19,436,964.924

*	Proposal Passed

ADDITIONAL INFORMATION (UNAUDITED)

During the period, there were no material changes in the Fund’s investment objective or policies that were not approved by the shareholders or the Fund’s charter or by-laws or in the principal risk factors associated with investment in the Fund. Effective July 15, 2010, Martin Jansen was added as an individual who is primarily responsible for the day-to-day management of the Fund’s Portfolio. Effective September 30, 2010, Frank van Etten was added as an individual who is primarily responsible for the day-to-day management of the Fund’s Portfolio.

Dividend Reinvestment Plan

Unless the registered owner of Common Shares elects to receive cash by contacting BNY (the “Plan Agent”), all dividends declared on Common Shares of the Fund will be automatically reinvested by the Plan Agent for shareholders in additional Common Shares of the Fund through the Fund’s Dividend Reinvestment Plan (the “Plan”). Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Agent prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares of the Fund for you. If you wish for all dividends declared on your Common Shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Agent will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market

(“Open-Market Purchases”) on the NYSE or elsewhere. Open-market purchases and sales are usually made through a broker affiliated with the Plan Agent.

If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Agent will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Agent will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Agent will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases.

It is contemplated that the Fund will pay quarterly Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date, which typically will be approximately ten days.

If, before the Plan Agent has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Agent is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan

ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

Agent will cease making Open-Market Purchases and will invest the un-invested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a partial or full sale of shares through the Plan Agent are subject to a $15.00 sales fee and a $0.10 per share brokerage commission on purchases or sales, and may be subject to certain other service charges.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All questions concerning the Plan should be directed to the Fund’s Shareholder Service Department at (800) 992-0180.

KEY FINANCIAL DATES — CALENDAR 2010 DISTRIBUTIONS:

Declaration Date	Ex-Dividend Date	Payable Date
March 19, 2010	April 1, 2010	April 15, 2010
June 21, 2010	July 1, 2010	July 15, 2010
September 20, 2010	October 1, 2010	October 15, 2010
December 20, 2010	December 29, 2010	January 17, 2011

Record date will be two business days after each Ex-Dividend Date. These dates are subject to change.

Stock Data

The Fund’s common shares are traded on the NYSE (Symbol: IDE).

Repurchase of Securities by Closed-End Companies

In accordance with Section 23(c) of the 1940 Act, and Rule 23c-1 under the 1940 Act the Fund may from time to time purchase shares of beneficial interest of the Fund in the open market, in privately negotiated transactions and/or purchase shares to correct erroneous transactions.

Number of Shareholders

The approximate number of record holders of Common Stock as of August 31, 2010 was 11,188, which does not include beneficial owners of shares held in the name of brokers of other nominees.

Certifications

In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Fund’s CEO submitted the Annual CEO Certification on May 28, 2010 certifying that he was not aware, as of the date of submission, of any violation by the Fund of the NYSE’s Corporate governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and financial officers are required to make quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal controls over financial reporting.

Investment Adviser

ING Investments, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Shareowner Services

480 Washington Boulevard

Jersey City, NJ 07310-1900

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Toll-Free Shareholder Information

Call us from 9:00 a.m. to 7:00 p.m. Eastern time on any business day for account or other information, at (800) 992-0180

PRSAR-UIDE	(0810-102210)

Item 2.	Code of Ethics.

Not required for semi-annual filing.

Item 3.	Audit Committee Financial Expert.

Not required for semi-annual filing.

Item 4.	Principal Accountant Fees and Services.

Not required for semi-annual filing.

Item 5.	Audit Committee Of Listed Registrants.

Not required for semi-annual filing.

Item 6.	Schedule of Investments.

ING Infrastructure, Industrials and Materials Fund	PORTFOLIO OF INVESTMENTS as of August 31, 2010 (Unaudited)
Shares	Value

COMMON STOCK: 98.3%
Brazil: 4.1%
429,200		All America Latina Logistica S.A.	$3,954,139
52,900		CPFL Energia S.A. ADR	3,770,712
259,400		Vale S.A. ADR	6,938,950

			14,663,801

Canada: 1.9%
757,400		Bombardier, Inc. - Class B	3,153,614
25,100		Potash Corp. of Saskatchewan	3,695,975

			6,849,589

Chile: 1.0%
169,100		Enersis SA ADR	3,720,200

			3,720,200

China: 1.5%
3,516,198		China Railway Group Ltd.	2,569,117
2,916,000		Harbin Power Equipment	2,816,026

			5,385,143

Finland: 1.0%
107,938		Outotec OYJ	3,621,146

			3,621,146

France: 5.5%
124,403		Alstom	5,909,799
85,000	@	Compagnie Generale de Geophysique S.A.	1,425,497
141,290		Suez Environnement S.A.	2,266,722
185,824		Veolia Environnement	4,321,331
126,479		Vinci S.A.	5,521,363

			19,444,712

Germany: 8.3%
84,900		BASF AG	4,465,383
374,557		Deutsche Telekom AG	4,920,619
173,624		E.ON AG	4,873,149
177,685		GEA Group AG	3,685,112
71,905		Siemens AG	6,518,038
182,200		ThyssenKrupp AG	4,976,406

			29,438,707

Hong Kong: 3.3%
105,400		China Mobile Ltd. ADR	5,409,128
454,300		China Unicom Ltd. ADR	6,296,598

			11,705,726

Ireland: 2.9%
277,472		CRH PLC	4,257,034
182,500		Ingersoll-Rand PLC	5,936,725

			10,193,759

Italy: 1.0%
222,763		Prysmian S.p.A.	3,480,179

			3,480,179

Japan: 1.5%
271,700		Komatsu Ltd.	5,516,782

			5,516,782

Luxembourg: 3.0%
168,800		ArcelorMittal	4,883,384
62,700		Millicom International Cellular S.A.	5,773,416

			10,656,800

Malaysia: 1.1%
1,359,700		Tenaga Nasional BHD	3,831,661

			3,831,661

Netherlands: 2.2%
352,820	@	European Aeronautic Defence and Space Co. NV	7,739,727

			7,739,727

Norway: 1.0%
89,050		Yara International ASA	3,554,878

			3,554,878

Russia: 1.4%
238,000		Mobile Telesystems Finance SA ADR	4,964,680

			4,964,680

South Korea: 1.6%
57,673		Posco ADR	5,822,666

			5,822,666

Spain: 1.1%
199,273		Telvent GIT S.A.	3,778,216

			3,778,216

Sweden: 1.0%
243,623		Atlas Copco AB - Class A	3,690,926

			3,690,926

Switzerland: 1.5%
337,165		Xstrata PLC	5,261,580

			5,261,580

2

United Kingdom: 10.3%
245,547		Anglo American PLC		8,757,718
540,086	@	Cookson Group PLC		3,456,092
1,006,260		International Power PLC		5,711,175
131,100		Rio Tinto PLC		6,594,067
3,490,114		Vodafone Group PLC		8,379,956
205,850		Weir Group PLC		3,800,929

				36,699,937

United States: 42.1%
89,400		Acuity Brands, Inc.		3,463,356
77,900	@	Ansys, Inc.		3,020,962
64,500	@	Atlas Air Worldwide Holdings, Inc.		2,795,430
380,700	@	Cal Dive International, Inc.		1,739,799
128,700		Caterpillar, Inc.		8,386,092
493,800		CenterPoint Energy, Inc.		7,303,302
88,500		Cummins, Inc.		6,585,285
122,600		Deere & Co.		7,756,902
120,000	S	EI Du Pont de Nemours & Co.		4,892,400
186,000		Fluor Corp.		8,306,760
144,000	@	Foster Wheeler AG		3,071,520
93,600	S	General Dynamics Corp.		5,229,432
185,000		Honeywell International, Inc.		7,231,650
84,100	@	Jacobs Engineering Group, Inc.		2,916,588
70,900		Joy Global, Inc.		4,022,866
59,000		Kaiser Aluminum Corp.		2,178,280
160,200		National Oilwell Varco, Inc.		6,021,918
116,400		Peabody Energy Corp.		4,981,920
301,100	@	Quanta Services, Inc.		5,401,734
61,800		Roper Industries, Inc.		3,589,344
107,400	@	SBA Communications Corp.		3,844,920
130,900		Schlumberger Ltd.		6,980,897
75,800	@	TransDigm Group, Inc.		4,388,062
223,400		Trinity Industries, Inc.		3,824,608
146,200		UGI Corp.		4,035,120
80,800		Union Pacific Corp.		5,893,552
133,900		United Parcel Service, Inc. - Class B		8,542,820
293,900	@	United Rentals, Inc.		3,306,375
76,200		United Technologies Corp.		4,969,002
143,900	@	WABCO Holdings, Inc.		5,073,914

				149,754,810

		Total Common Stock
		( Cost $ 357,975,793 )		349,775,625

PREFERRED STOCK: 1.0%
Brazil: 1.0%
145,600		Usinas Siderurgicas de Minas Gerais S.A.		3,638,653

		Total Preferred Stock
		( Cost $ 3,897,316 )		3,638,653

		Total Long-Term Investments
		( Cost $ 361,873,109 )		353,414,278

SHORT-TERM INVESTMENTS: 1.0%
Affiliated Mutual Fund: 1.0%
3,510,000		ING Institutional Prime Money Market Fund - Class I		3,510,000

		Total Mutual Fund
		( Cost $ 3,510,000 )		3,510,000

		Total Short-Term Investments
		( Cost $ 3,510,000 )		3,510,000

		Total Investments in Securities
		( Cost $ 365,383,109 )	100.3%	$356,924,278
		Other Assets and Liabilities - Net	(0.3)	(1,214,967)

		Net Assets	100.0%	$355,709,311

	@	Non-income producing security
	ADR	American Depositary Receipt
	S	All or a portion of this security has been identified by the Fund to cover future collateral requirements for applicable futures, options, swaps, foreign currency contracts and/or when-issued or delayed-delivery securities.

3

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-end Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-end Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-end Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Committee currently consists of all Independent Trustees of the Board. (6 individuals). The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minium qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

4

Item 11.	Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	The Code of Ethics is not required for the semi-annual filing.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(a)(3)	Not required for semi-annual filing.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

5

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Infrastructure, Industrials and Materials

By:	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: November 4, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: November 4, 2010

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: November 4, 2010